UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-33938	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TESS	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this current report, on July 25, 2019, the shareholders of TESSCO Technologies Incorporated (the “Company”) voted at the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to approve the TESSCO Technologies Incorporated 2019 Stock and Incentive Plan (the “2019 Plan”), in the form attached as Appendix A to the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on June 12, 2019 (the “Proxy Statement”).

The Company’s Board of Directors approved the 2019 Plan on June 4, 2019, subject to shareholder approval at the Annual Meeting.  The 2019 Plan became effective at the time of shareholder approval at the Annual Meeting.

The 2019 Plan provides for the grant of incentive awards in the form of stock options (incentive and non-qualified), stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards in stock or cash to employees, officers, directors, consultants and other persons who provide services to the Company and its subsidiaries.

Prior to the Board’s approval of the 2019 Plan, the Company’s only equity incentive plan was its Third Amended and Restated 1994 Stock and Incentive Plan (“1994 Plan”).  The 2019 Plan succeeds the 1994 Plan.  Effective as of the shareholder’s approval of the 2019 Plan at the Annual Meeting, no further awards may be issued under the 1994 Plan, but awards outstanding under the 1994 Plan will remain outstanding and governed by its terms despite the approval and effectiveness of the 2019 Plan.  Accordingly, both plans are currently in effect.  The 2019 Plan provides for 800,000 new shares of the Company’s common stock available for issuance thereunder.  In addition to those 800,000 new shares, 69,137 shares of the Company’s common stock that remained available for future awards under the 1994 Plan as of July 25, 2019 are now available for future awards under the 2019 Plan.  Additionally, that number of shares subject to outstanding awards under the 1994 Plan that are forfeited or canceled at any time in the future, will be included among the maximum aggregate number of shares available at any time for issuance under the 2019 Plan.  As of July 25, 2019, an aggregate of 918,050 shares of common stock were subject to awards outstanding under the 1994 Plan.  Accordingly, the maximum number of shares of the Company’s common stock that may be issued at any time under the 2019 Plan may not exceed 1,787,187 shares in the aggregate, comprised of 800,000 new shares and 918,050 shares subject to awards outstanding and 69,137 shares that remained available under the 1994 Plan, at July 25, 2019.

The preceding summary is not complete and is qualified in its entirety by reference to the 2019 Plan, a copy which is filed as Exhibit 10.1 to this current report and is incorporated by reference in this Item 5.02.  The material terms of the 2019 Plan are described in the Proxy Statement.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on July 25, 2019, at its offices in Timonium, Maryland.  Of the 8,513,119 shares of common stock outstanding as of the record date for the Annual Meeting, 7,307,738 shares, or 85.84% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Four proposals were properly submitted to the shareholders for a vote at the Annual Meeting.  These proposals are described as Proposal Nos. 1, 2, 3 and 4 in the Proxy Statement.  No other proposals were properly presented for a vote at the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting, as well as, as applicable, the number of votes cast “for” or “against,” or “withheld,” and the number of abstentions and broker non-votes, with respect to each matter, both in person and by proxy. The share total amounts reported in this Item 5.0.7 reflect rounding of fractional share amounts to the nearest whole share to simplify reporting.

Proposal No.1 - Election of Directors. Each of Robert B. Barnhill, Jr., John D. Beletic, Jay G. Baitler, Benn R. Konsynski, Ph.D., Paul J. Gaffney, Dennis J. Shaughnessy, Murray Wright and Morton F. Zifferer, Jr. was elected to serve as a member of the Board of Directors of the Company for a term expiring at the Annual Meeting of Shareholders to be held in 2020 and until his successor is duly elected and qualified. The vote on this proposal was as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert B. Barnhill, Jr.	5,649,006	135,049	1,523,683
John D Beletic	3,699,667	2,084,388	1,523,683
Jay G. Baitler	4,224,615	1,559,440	1,523,683
Paul J. Gaffney	3,720,435	2,063,620	1,523,683
Benn Konsynski, PH.D	5,020,266	763,789	1,523,683
Dennis J. Shaughnessy	4,548,133	1,235,922	1,523,683
Murray Wright	4,224,393	1,559,662	1,523,683
Morton F. Zifferer, Jr.	5,669,589	114,466	1,523,683

Proposal No.2 - Ratify Independent Registered Public Accountants. The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2020 was ratified. The vote on this proposal was as follows:

FOR	6,842,846
AGAINST	21,918
ABSTAIN	3,763

Proposal No.3 - An advisory vote on named executive officer compensation for the fiscal year ended March 31, 2019.  The shareholders voted to approve, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers for the fiscal year ended March 31, 2019, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Tables and other tabular information and related materials.  The vote on this proposal was as follows:

FOR	4,086,025
AGAINST	1,684,960
ABSTAIN	13,070
BROKER NON-VOTES	1,523,683

Proposal No.4 – Approval of the 2019 Stock and Incentive Plan.  The shareholders voted to approve the 2019 Plan, in the form attached to the Proxy Statement as Appendix A. The vote on this proposal was as follows:

FOR	3,271,252
AGAINST	972,010
ABSTAIN	1,540,794
BROKER NON-VOTES	1,523,683

ITEM 9.01. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

None.

(b)  Pro forma financial information.

None.

(c)  Shell company transactions.

None.

(d)  Exhibits.

The following document is herewith filed as an exhibit to this report:

Exhibit No.	Description
10.1	TESSCO Technologies Incorporated 2019 Stock and Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Senior Vice President, Chief Financial Officer, and Corporate Secretary

Dated: July 30, 2019